                                 SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the Registrant
[   ] Filed by a Party other than the Registrant

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                The Arbor Fund
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                The Arbor Fund
      ------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

      Payment of Filing Fee (Check the appropriate box):
[ X ] $125 PER EXCHANGE ACT RULE 0-11(C)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A WITH THIS PRELIMINARY FILING
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
[   ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /*/

        -----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

     5) Total fee paid:

        -----------------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        -----------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

     3) Filing Party:

        -----------------------------------------------------------------------

     4) Dated Filed:

        -----------------------------------------------------------------------

--------------------

/*/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 THE ARBOR FUND

                        California Tax Exempt Portfolio
                        Institutional Tax Free Portfolio

  Dear Shareholder,

  A Shareholder Meeting of the California Tax Exempt Portfolio and Institutional Tax Free Portfolio (each a "Portfolio") of The Arbor Fund (the "Trust") has been scheduled for Thursday, February 22, 1996. If you were a shareholder of record as of the close of business on January 3, 1996, you are entitled to vote at the meeting or any adjournment of the meeting.

  While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope so that the maximum number of shares may be voted. You may vote for or against all Proposals that apply to your Portfolio by checking a single box, or you may vote on each Proposal separately.

  The attached proxy statement is designed to give you information relating to each of the Proposals on which you will be asked to consider and vote. Please note that although each Proposal is discussed in the proxy statement, not every Portfolio is required nor permitted to vote on every Proposal. We encourage you to support the Trustees' recommendations. The Proposals described in the proxy statement relate to the following matters:

  1. Proposal to approve the selection of PNC Institutional Management Corporation ("PIMC") as the Investment Adviser for the California Tax Exempt Portfolio, and to approve the Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

  2. Proposal to approve the selection of PIMC as the Investment Adviser for the Institutional Tax Free Portfolio, and to approve the Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

  Your vote is important to us. Please do not hesitate to call 1-800-DIAL SEI if you have any questions about the Proposals under consideration. Thank you for taking the time to consider these important Proposals and for your investment in The Arbor Fund.


                                      Sincerely,


                                      David G. Lee
                                      President & Chief Executive Officer
                                      The Arbor Fund

                        CALIFORNIA TAX EXEMPT PORTFOLIO
                        INSTITUTIONAL TAX FREE PORTFOLIO


      --------------------------------------------------------------------
                      IMPORTANT  SHAREHOLDER  INFORMATION
      --------------------------------------------------------------------

      The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Portfolio. Each proxy card may be completed by checking a single box and voting for or against all of the Proposals relating to your Portfolio, or you may vote on each Proposal separately. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the board of trustees.

      We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Portfolios will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which may cost your Portfolio money.

      Please take a few moments to exercise your right to vote. Thank you.

      --------------------------------------------------------------------

                                 THE ARBOR FUND

                                                      PRELIMINARY COPY
                                                      ----------------


                               THE ARBOR FUND
                              2 OLIVER STREET
                        BOSTON, MASSACHUSETTS  02109

                 Notice of Special Meeting of Shareholders
                             February 22, 1996

Notice is hereby given that a Special Meeting of Shareholders of the California Tax Exempt and Institutional Tax Free Portfolios of The Arbor Fund (the "Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, February 22, 1996, at 10:00 a.m., Eastern time to consider and act on the following matters:

1. Proposal to approve the selection of PNC Institutional Management Corporation ("PIMC") as the Investment Adviser for the California Tax Exempt Portfolio, and to approve the Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

2. Proposal to approve the selection of PIMC as the Investment Adviser for the Institutional Tax Free Portfolio, and to approve the Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the Meeting.

                                    By Order of the Board of Trustees


                                    Richard W. Grant, Secretary


Each shareholder is cordially invited to attend the meeting. However, if you are unable to be present at the meeting, you are requested to mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that the meeting may be held and a maximum number of shares may be voted.

Shareholders of record at the close of business on January 3, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.


January 26, 1996


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                 THE ARBOR FUND
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS  02109

                                PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Arbor Fund (the "Trust") on behalf of the California Tax Exempt and Institutional Tax Free Portfolios (the "Portfolios," and individually, a "Portfolio") for use at the Special Meeting of Shareholders to be held on February 22, 1996 at 10:00 a.m. Eastern time at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of each Portfolio of record at the close of business on January 3, 1996 (the "Shareholders") are entitled to vote at the Meeting. As of January 3, 1996, the approximate number of units of beneficial interest ("shares") issued and outstanding for the California Tax Exempt Portfolio was 393,885,486 and for the Institutional Tax Free Portfolio was 98,322,713. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting.

In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SEI Financial Management Corporation, the Trust's administrator, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by each Portfolio. The proxy and this Proxy Statement are being mailed to Shareholders on or about January 26, 1996.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

The summary voting table below sets forth the action required by the Shareholders of the Portfolios on each of the Proposals in this Proxy
Statement:

                 APPROVAL OF THE SELECTION OF PNC INSTITUTIONAL
        MANAGEMENT CORPORATION AS INVESTMENT ADVISER AND APPROVAL OF THE
                     RELATED INVESTMENT ADVISORY AGREEMENT

================================================================================
 PROPOSAL NUMBER                                         PORTFOLIO
--------------------------------------------------------------------------------

PROPOSAL 1                                    CALIFORNIA TAX EXEMPT PORTFOLIO
--------------------------------------------------------------------------------
PROPOSAL 2                                    INSTITUTIONAL TAX FREE PORTFOLIO
================================================================================


                                  INTRODUCTION

  At a meeting held on November 13, 1995, the Board of Trustees of the Trust accepted the resignation of Prudential Investment Corporation ("Prudential") as the investment adviser to each Portfolio, effective as of the close of business on November 30, 1995. In addition, the Board of Trustees, subject to the approval of the Shareholders of each Portfolio, approved the appointment of PNC Institutional Management Corporation ("PIMC" or the "Adviser") as the investment adviser to each Portfolio, effective December 1, 1995, and approved the form of the related Investment Advisory Agreements between the Trust and PIMC with respect to each Portfolio. Except for compensation, the proposed Investment Advisory Agreements between the Trust and PIMC are not materially different from the former Investment Advisory Agreement between the Trust and Prudential. For the interim period, PIMC has been acting as the investment adviser to each Portfolio and receives a fee of .075% of the assets of each Portfolio for its services during this period, which is the same fee that Prudential had been receiving for its services.

  The Portfolios are currently offered to institutional investors, including customers of Wells Fargo Bank and its affiliates and correspondents. The Portfolios are offered with one institutional class of shares ("Class A shares"). The Class A shares are sold without a sales load or a 12b-1 fee.

  PROPOSAL 1:  APPROVAL OF THE SELECTION OF PNC INSTITUTIONAL MANAGEMENT
               CORPORATION AS INVESTMENT ADVISER FOR THE CALIFORNIA TAX EXEMPT PORTFOLIO AND APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT RELATING TO THE PORTFOLIO BETWEEN THE TRUST AND PIMC

  The Board of Trustees has determined that it would be in the best interest of the Portfolio and its Shareholders to retain PIMC as the investment adviser of the California Tax Exempt Portfolio and is recommending that Shareholders of the Portfolio approve PIMC as the adviser of the Portfolio and approve the investment advisory agreement between the Trust and PIMC with respect to the California Tax Exempt Portfolio (the "California Tax Exempt Investment Advisory Agreement"). The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the California Tax Exempt Investment Advisory Agreement with respect to the Portfolio on November 13, 1995.

  Description of Adviser.
  ----------------------

  PIMC is a wholly owned subsidiary of PNC Asset Management Group, Inc., which is in turn a wholly owned subsidiary of PNC Bank, National Association ("PNC Bank"). PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Asset Management Group, Inc.'s principal business address is 1835 Market Street, Philadelphia, Pennsylvania 19102, and PNC Bank has principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank is a wholly owned subsidiary of PNC Bancorp, Inc., located at 3411 Silverside Road, Wilmington, Delaware 19810, and PNC Bancorp, Inc. is in turn a wholly owned subsidiary of PNC Bank Corp. PNC Bank Corp. is a publicly owned multi-bank holding company.

  PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is the twelfth largest bank holding company in the United States. Categorized as a super regional bank holding company, PNC Bank Corp. operates over 600 branch offices in six U.S. states.

  PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC Inc. (a wholly owned, indirect subsidiary of PNC Bank Corp.), and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund offered in the United States.

  The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds, with assets currently under management in money market funds in excess of $30 billion as of November 30, 1995 (including approximately

  $4 billion in tax-exempt money market funds). This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider, having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets as of November 30, 1995. Additionally, this group, through PNC Bank's Institutional Investment Service department, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including approximately $160 billion in mutual fund assets as of November 30, 1995.

  The following is a list of the directors and principal executive officers of
  PIMC:

Name                         Address                          Office or Title              Principal Occupation
----                         -------                          ---------------              --------------------
J. Richard Carnall           PIMC                             Director, Chairman &         Financial Related Services,
                             400 Bellevue Parkway             Chief Operating              Investment Advisory Related
                             Wilmington DE 19809              Officer                      Services & Banking Related
                                                                                           Services

Thomas H. Nevin              PIMC                             President & Chief            Investment Advisory Related
                             400 Bellevue Parkway             Investment Officer           Services
                             Wilmington DE 19809

Charles B. Landreth          PIMC                             Executive Vice               Financial Related Services
                             400 Bellevue Parkway             President
                             Wilmington DE 19809

Vincent J. Ciavardini        PIMC                              Senior Vice                 Investment Advisory Related
                             400 Bellevue Parkway                President                 Services
                             Wilmington DE 19809

Dushyant Pandit              PIMC                              Senior Vice                 Investment Advisory Related
                             400 Bellevue Parkway                President                 Services
                             Wilmington DE 19809

Scott F. Moss                PIMC                              Senior Vice                 Investment Advisory Related
                             400 Bellevue Parkway                President                 Services
                             Wilmington DE 19809

John N. Parthemore           PIMC                              Senior Vice                 Investment Advisory Related
                             400 Bellevue Parkway                President                 Services
                             Wilmington DE 19809

James R. Smith               PIMC                              Senior Vice                 Investment Advisory Related
                             400 Bellevue Parkway                President                 Services
                             Wilmington DE 19809

Nicholas M. Marsini, Jr.     PIMC                              Director & Chief            Banking Related Services
                             400 Bellevue Parkway              Financial Officer
                             Wilmington DE 19809

Richard L. Smoot             PIMC                                Director                  Banking Related Services
                             400 Bellevue Parkway
                             Wilmington DE 19809

Richard C. Caldwell          PIMC                                Director                  Investment Advisory Related
                             400 Bellevue Parkway                                          Services and Banking Related
                             Wilmington DE 19809                                           Services

Laurence D. Fink             PIMC                                Director                  Investment Advisory Related
                             400 Bellevue Parkway                                          Services
                             Wilmington DE 19809

  PIMC currently provides investment advisory or sub-advisory services to the following money market investment company portfolios pursuant to the fee arrangements described below as of November 30, 1995. PIMC was waiving, as of the date of this Proxy Statement, some or all of the fees payable by certain of the portfolios listed below. These waivers are not reflected in the table.

-------------------------------------------------------------------------------
Name of Investment Company     Amount of Assets        Rate of Compensation
                               Under Management*
-------------------------------------------------------------------------------
Municipal Fund for
California Investors, Inc.

     California Money          $  426,364,933        .20% of net assets

--------------------------------------------------------------------------------
Municipal Fund for New         $  236,665,806        .20% of net assets
York Investors, Inc.
--------------------------------------------------------------------------------
Municipal Fund for
Temporary Investment

     MuniFund                  $  726,792,171        .175% of first
                                                     $1 billion;
                                                     .150% of next
                                                     $1 billion;
                                                     .125% of next
                                                     $1 billion;
                                                     .100% of next
                                                     $1 billion;
                                                     .095% of next
                                                     $1 billion;
                                                     .090% of next
                                                     $1 billion;
                                                     .085% of next
                                                     $1 billion;
                                                     .080% of net
                                                     assets over
                                                     $7 billion
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name of Investment Company     Amount of Assets        Rate of Compensation
                               Under Management*
-------------------------------------------------------------------------------
     MuniCash                  $  423,065,650        .175% of first
                                                     $1 billion;
                                                     .150% of next
                                                     $1 billion;
                                                     .125% of next
                                                     $1 billion;
                                                     .100% of next
                                                     $1 billion;
                                                     .095% of next
                                                     $1 billion;
                                                     .090% of next
                                                     $1 billion;
                                                     .085% of next
                                                     $1 billion;
                                                     .080% of net
                                                     assets over
                                                     $7 billion
--------------------------------------------------------------------------------
The PNC Fund

     Money Market              $2,023,184,951        .45% of first
                                                     $1 billion;
     Government Money Market   $  765,779,348        .40% of next
                                                     $1 billion;
     North Carolina            $   65,758,056        .375% of next
      Municipal Money                                $1 billion;
      Market                                         .35% of net
                                                     assets over
     Ohio Municipal Money      $   71,116,425        $3 billion
      Market

     PA Municipal Money        $  406,436,537
      Market

     VA Municipal Money        $   31,655,225
      Market

     Municipal Money Market    $  307,369,529
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name of Investment Company     Amount of Assets        Rate of Compensation
                               Under Management*
-------------------------------------------------------------------------------
Plan Investment
  Fund, Inc.

     Money Market Portfolio    $  585,158,031        .20% of first
                                                     $250 million;
     Repo Portfolio            $  106,849,251        .15% of next
                                                     $250 million;
                                                     .12% of next
                                                     $250 million;
                                                     .10% of next
                                                     $250 million;
                                                     .08% of net assets over
                                                     $1 billion
--------------------------------------------------------------------------------
The RBB Fund, Inc.

     Money Market              $1,961,865,320        .45% of first
                                                     $250 million;
                                                     .40% of next
                                                     $250 million;
                                                     .35% of net
                                                     assets over
                                                     $500 million

     Municipal Money Market    $  394,946,865        .35% of first
                                                     $250 million;
                                                     .30% of next
                                                     $250 million;
                                                     .25% of net
                                                     assets over
                                                     $500 million

     Government Obligations    $  518,768,557        .45% of first
     Money Market                                    $250 million;
                                                     .40% of next
                                                     $250 million;
                                                     .35% of net
                                                     assets over
                                                     $500 million

                                      -6-

-------------------------------------------------------------------------------
Name of Investment Company     Amount of Assets        Rate of Compensation
                               Under Management*
-------------------------------------------------------------------------------
     New York Municipal        $   67,271,182        .35% of first
     Money Market                                    $250 million;
                                                     .30% of next
                                                     $250 million;
                                                     .25% of net
                                                     assets over
                                                     $500 million

--------------------------------------------------------------------------------
Temporary Investment
  Fund, Inc.

     TempFund                  $6,160,201,261        .175% of first
                                                     $1 billion;
                                                     .150% of next
                                                     $1 billion;
                                                     .125% of next
                                                     $1 billion;
                                                     .100% of next
                                                     $1 billion;
                                                     .095% of next
                                                     $1 billion;
                                                     .090% of next
                                                     $1 billion;
                                                     .080% of next
                                                     $1 billion;
                                                     .075% of next
                                                     $1 billion;
                                                     .070% of net
                                                     assets over
                                                     $8 billion

-------------------------------------------------------------------------------
Name of Investment Company     Amount of Assets        Rate of Compensation
                               Under Management*
-------------------------------------------------------------------------------
     TempCash                  $2,537,782,081        .175% of first
                                                     $1 billion;
                                                     .150% of next
                                                     $1 billion;
                                                     .125% of next
                                                     $1 billion;
                                                     .100% of next
                                                     $1 billion;
                                                     .095% of next
                                                     $1 billion;
                                                     .090% of next
                                                     $1 billion;
                                                     .085% of next
                                                     $1 billion;
                                                     .080% of net
                                                     assets over
                                                     $7 billion
--------------------------------------------------------------------------------
Trust for Federal
   Securities

     FedFund                   $1,435,501,766        .175% of first
     T-Fund                    $1,154,859,936        $1 billion;
     Treasury Trust            $1,187,730,422        .150% of next
     Federal Trust             $  241,236,894        $1 billion;
     Fed Cash                  $  251,060,508        .125% of next
     T-Cash                    $  375,638,432        $1 billion;
                                                     .100% of next
                                                     $1 billion;
                                                     .095% of next
                                                     $1 billion;
                                                     .090% of next
                                                     $1 billion;
                                                     .085% of next
                                                     $1 billion;
                                                     .080% of net assets over
                                                     $7 billion


-------------------------------------------------------------------------------------------
Name of Investment Company                 Amount of Assets      Rate of Compensation
                                           Under Management*
-------------------------------------------------------------------------------------------
Alex Brown                                 $  613,049,685      .15% of first $250 million;
 Cash Reserve                                                  .13% of next $250 million;
 Tax Free Series                                               .11% of next $250 million;
                                                               .09% of next $250 million;
                                                               .075% of next $3 billion;
                                                               .06% of net assets over
                                                               $4 billion

--------------------------------------------------------------------------------------------
First Funds

       US Treasury Money
        Market                             $   80,976,097      .08% of first $500 million;
                                                               .06% of next $500 million;
       US Government Money                                     .05% of net assets over
        Market                             $   98,619,966      $1 billion

       Municipal Money Market              $  108,633,082

       Cash Reserve                        $   29,978,859
--------------------------------------------------------------------------------------------
Warburg Pincus Cash Reserve Fund
                                           $  336,639,955      .25% of net assets

Warburg Pincus New York Tax-Exempt Fund    $   91,378,588      .25% of net assets
-----------------------------------------------------------------------------------

  *As of November 30, 1995.

  In the event Shareholders of the Portfolio do not approve the adoption of the California Tax Exempt Investment Advisory Agreement at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

  Adviser's Duties Under the Investment Advisory Agreement.  A copy of the form
  --------------------------------------------------------
  of the California Tax Exempt Investment Advisory Agreement is attached as Exhibit A to this Proxy Statement.

  Under the California Tax Exempt Investment Advisory Agreement, the Adviser is responsible for the investment decisions for the California Tax Exempt Portfolio, and continuously reviews, supervises and manages the Portfolio's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

  Compensation.  Under the California Tax Exempt Investment Advisory Agreement,
  ------------
  the Trust will pay the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of .095% of the average daily net assets of the California Tax Exempt Portfolio.

The table below sets forth information about the proposed level of fees payable to PIMC as Adviser, assuming that the Shareholders of the California Tax Exempt Portfolio approve the California Tax Exempt Investment Advisory Agreement:

   California Tax Exempt Portfolio Class A shares
   ----------------------------------------------                                Under Current               Pro Forma
                                                                                 -------------               ---------
Shareholder Transaction Expenses                                                   Agreement         Under Proposed Agreement
--------------------------------                                                   ---------         ------------------------
Shareholder Transaction Fees .............................................            None                     None

Annual Fund Operating Expenses (as a percentage of average                       Under Current               Pro Forma
----------------------------------------------------------                       -------------               ---------
net assets)                                                                        Agreement         Under Proposed Agreement
----------                                                                         ---------         ------------------------
Advisory Fees.............................................................            .08%                     .095%
12b-1 Fees................................................................            None                     None
Other Expenses............................................................            .28%                     .  %
                                                                                      ----                     ----
Total Fund Operating  Expenses............................................            .36%                     .  %
                                                                                      ====                     ====

Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the shares above would have paid transaction and operating expenses at the end of each year as follows:

                               Under Current               Pro Forma
                               -------------               ---------
                                  Agreement         Under Proposed Agreement
                                  ---------         ------------------------
1 year......................         $  4                     $ __
3 years.....................         $ 13                     $ __
5 years.....................         $ 22                     $ __
10 years....................         $ 51                     $ __

This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


For the fiscal year ended January 31, 1995, the aggregate fee paid by the California Tax Exempt Portfolio to Prudential, the former investment adviser, for services on behalf of the Portfolio was $31,000. If the proposed fee had been in effect during the same fiscal year, the investment adviser would have received [$_________, which equals a ____% increase].

Duration and Termination.  Once approved by vote of a majority of the
------------------------
outstanding voting securities of the Portfolio in accordance with the requirements of the Investment Company Act of 1940, as amended (the "Act"), and unless sooner terminated, the California Tax Exempt Investment Advisory Agreement will continue in effect for an initial period of two years from the date of its execution. Thereafter, if not terminated, the California Tax Exempt Investment Advisory Agreement will continue in effect for the Portfolio for successive periods of 12 months, provided that such continuation is specifically
                                 --------
approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Portfolio. The California Tax Exempt Investment Advisory Agreement may be terminated as to the Portfolio at any time, without the payment of any penalty, on sixty (60) days' written notice by the Trust or by the Adviser. The California Tax Exempt Investment Advisory Agreement will immediately terminate in the event of its assignment.

Trustees' Considerations.  In recommending that the Shareholders approve the
------------------------
California Tax Exempt Investment Advisory Agreement, the Trustees carefully reviewed and evaluated the experience of the Adviser and its key personnel and the nature and quality of services expected to be delivered to the Portfolio by the Adviser. The factors considered by the Trustees included, but were not limited to, the following: PIMC's depth of experience in advising money market funds and complying with regulations applicable thereto, PIMC's strong credit analysis team, the amount and nature of assets under management, marketing considerations and performance. The Trustees also reviewed the fees to be paid to the Adviser in comparison to those charged in the relevant segment of the mutual fund business. The Trustees of the Portfolio have no material interest in the appointment of PIMC.


  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.
                                                    ---


  PROPOSAL 2:  APPROVAL OF THE SELECTION OF PIMC AS INVESTMENT ADVISER FOR THE
               INSTITUTIONAL TAX FREE PORTFOLIO AND APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT RELATING TO THE PORTFOLIO BETWEEN THE TRUST AND PIMC

  The Board of Trustees has determined that it would be in the best interest of the Institutional Tax Free Portfolio and its Shareholders to retain PIMC as the investment adviser of the Portfolio and is recommending that Shareholders of the Portfolio approve PIMC as the adviser of the Portfolio and approve the investment advisory agreement between the Trust and PIMC with respect to the Institutional Tax Free Portfolio (the "Institutional Tax Free Investment Advisory Agreement"). The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Institutional Tax Free Investment Advisory Agreement with respect to the Portfolio on November 13, 1995.

  Description of Adviser.  For a description of the Adviser, please see
  ----------------------
  "Description of Adviser" under Proposal 1.

  Adviser's Duties Under the Investment Advisory Agreement.  A copy of the form
  --------------------------------------------------------
  of the Investment Advisory Agreement is attached as Exhibit B to this Proxy Statement.

  Under the Institutional Tax Free Investment Advisory Agreement, the Adviser is responsible for the investment decisions for the Institutional Tax Free Portfolio, and continuously reviews, supervises and manages the Portfolio's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

  Compensation.  Under the Institutional Tax Free Investment Advisory Agreement,
  ------------
  the Trust will pay the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of .095% of the average daily net assets of the Institutional Tax Free Portfolio.

  The table below sets forth information about the proposed level of fees payable to PIMC as Adviser, assuming that the Shareholders of the Institution Tax Free Portfolio approve the Institutional Tax Free Investment Advisory Agreement:


     Institutional Tax Free Portfolio Class A shares
     -----------------------------------------------            Under Current              Pro Forma
                                                                -------------              ---------
Shareholder Transaction Expenses                                  Agreement        Under Proposed Agreement
------------------------------                                    ---------        ------------------------
Shareholder Transaction Fees ...........................           None                      None


Annual Fund Operating Expenses (as a percentage of average      Under Current              Pro Forma
----------------------------------------------------------      -------------              ---------
net assets)                                                       Agreement        Under Proposed Agreement
----------                                                        ---------        ------------------------
Advisory Fees............................................            .08%                     .095%
12b-1 Fees...............................................            None                     None
Other Expenses...........................................            .22%/1/                  .__%
                                                                     ----                     ----
Total Fund Operating Expenses............................            .30%/2/                  .__%
                                                                     ====                     ====

____________________________
1 The Administrator has agreed to waive a portion of its fee in an amount that operates to limit total operation expenses to not more than .30% of the Institutional Tax Free Portfolio's average daily net assets. Absent voluntary waivers of fees, administration fees, as a percentage of average daily net assets, would be .30% for the Institutional Tax Free Portfolio. Fee waivers by the Administrator are voluntary and may be terminated at any time in its sole discretion.

2 Absent the voluntary fee waivers described above, total operating expenses would be .46% for the Institutional Tax Free Portfolio.

Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the shares above would have paid transaction and operating expenses at the end of each year as follows:

                                 Under Current              Pro Forma
                                 -------------              ---------
                                   Agreement        Under Proposed Agreement
                                   ---------       ---------------------------
1 year........................       $  3                     $ __
3 years.......................       $ 10                     $ __
5 years.......................       $ 17                     $ __
10 years......................       $ 38                     $ __

This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


For the fiscal year ended January 31, 1995, the aggregate fee paid by the Institutional Tax Free Portfolio to Prudential, the former investment adviser, for services on behalf of the Portfolio was $94,000. If the proposed fee had been in effect during the same fiscal year, the investment adviser would have received [$_________, which equals a ____% increase].

Duration and Termination.  The provisions of the Institutional Tax Free
------------------------
Investment Advisory Agreement relating to the duration and termination of the Institutional Tax Free Investment Advisory Agreement are similar in all material respects to the provisions in the California Tax Exempt Investment Advisory Agreement. Please see "Duration and Termination" under Proposal 1 for additional information.

Trustee's Considerations.  In recommending that the Shareholders approve the
------------------------
Institutional Tax Free Investment Advisory Agreement, the Trustees carefully reviewed and evaluated the experience of the Adviser and its key personnel and the nature and quality of services expected to be delivered to the Portfolio by the Adviser. The factors considered by the Trustees included, but were not limited to, the following: PIMC's depth of experience in advising money market funds and complying with regulations applicable thereto, PIMC's strong credit analysis team, the amount and nature of assets under management, marketing considerations and performance. The Trustees also reviewed the fees to be paid to the Adviser in comparison to those charged in the relevant segment of the mutual fund business. The Trustees of the Portfolio have no material interest in the appointment of PIMC.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                                  ---

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

  Distribution.  SEI Financial Services Company ("SFS"), a wholly-owned
  ------------
  subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), serves as distributor of the Trust's shares pursuant to a Distribution Agreement between the Trust and SFS.

  Portfolio Transactions.  For the fiscal year ended January 31, 1995, the
  ----------------------
  Portfolios did not pay any brokerage commissions.

  5% Shareholders.  As of January 3, 1996, the following persons were the only
  ---------------
  persons who were record owners, or to the knowledge of the Trust, beneficial owners of 5% or more of shares of either Portfolio. The Trust believes that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency or custodial customers.

    Name and Address                   Number                % of
   of Beneficial Owner                 of Shares       Portfolio's Shares
   -------------------                 ---------       ------------------
  California Tax Exempt Portfolio:

     Wells Fargo Bank NA              392,985,485            99.77%
     c/o Quality Control Dept.
     525 Market Street 17th fl.
     San Francisco, CA 94105

  Institutional Tax Free Portfolio:

     Wells Fargo Bank NA               97,926,505            99.60%
     c/o Quality Control Dept.
     525 Market Street 17th fl.
     San Francisco, CA 94105

  As of January 3, 1996, the Trustees and executive officers of the Trust owned in the aggregate less than 1% of the shares of either Portfolio.

  Adjournment.  In the event that sufficient votes in favor of a particular
  -----------
  Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that proposal for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Portfolio(s).

  Required Vote.  Approval of each Proposal requires the affirmative vote of a
  -------------
  majority of the outstanding shares of the appropriate Portfolio. As defined in the Act, "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

  Abstentions and "broker non-votes" will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining
                                     ---- --
  whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which they relate.

  Shareholder Proposals.  The Trust does not hold annual shareholder meetings.
  ---------------------
  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Reports to Shareholders.  The Trust will furnish, without charge, a copy of
  -----------------------
  the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request.
  Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

  Other Matters.  The Trustees know of no other business to be brought before
  -------------
  the Meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


  Dated:  January 26, 1996

                     _____________________________________

  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                 THE ARBOR FUND
                        California Tax Exempt Portfolio
          Proxy for Special Meeting of Shareholders, February 22, 1996

            The undersigned Shareholder(s) of the California Tax Exempt Portfolio (the "Portfolio") of The Arbor Fund (the "Trust") hereby appoint(s) David G. Lee and Todd B. Cipperman and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on February 22, 1996, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

     This proxy is solicited on behalf of the Board of Trustees of the Trust and will be voted "FOR" the proposal unless otherwise indicated.

  Proposal 1:  Proposal to approve the selection of PNC Institutional Management
               Corporation ("PIMC") as the Investment Adviser for the California Tax Exempt Portfolio, and to approve a new Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

                  [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN


       In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the Meeting.

       The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

       Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                                      Dated: _____________1996

                                      _________________________________________
                                      Signature

                                      _________________________________________
                                      Signature

  All properly executed proxies will be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR Proposal 1.

  Please date, sign and return promptly.

                                 THE ARBOR FUND
                        Institutional Tax Free Portfolio
          Proxy for Special Meeting of Shareholders, February 22, 1996

       The undersigned Shareholder(s) of the Institutional Tax Free Portfolio (the "Portfolio") of The Arbor Fund (the "Trust") hereby appoint(s) David G. Lee and Todd B. Cipperman and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on February 22, 1996, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

     This proxy is solicited on behalf of the Board of Trustees of the Trust and will be voted "FOR" the proposal unless otherwise indicated.

  Proposal 2: Proposal to approve the selection of PNC Institutional Management
              Corporation ("PIMC") as the Investment Adviser for the Institutional Tax Free Portfolio, and to approve a new Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

                  [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN


       In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the Meeting.

       The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

       Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                                      Dated: _____________1996

                                      _________________________________________
                                      Signature

                                      _________________________________________
                                      Signature

  All properly executed proxies will be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR Proposal 2.

  Please date, sign and return promptly.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

     AGREEMENT made as of December 1, 1995 between THE ARBOR FUND, a Massachusetts business trust (the "Fund"), and PNC INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (the "Advisor").

     WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain Advisor to furnish investment advisory services to the Fund and Advisor is willing to so furnish such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.  Appointment.
         -----------

         (a) The Fund hereby appoints Advisor to act as investment advisor to the following investment portfolio of the Fund: California Tax Exempt Portfolio (the "Portfolio"), for the period and on the terms set forth in this Agreement. Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         (b) In the event that the Fund establishes one or more portfolios other than the Portfolio with respect to which it desires to retain Advisor to act as investment adviser hereunder, the Fund shall notify Advisor in writing. If Advisor is willing to render such services under this Agreement it shall notify the Fund in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 10 hereof, such portfolio shall become a portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Portfolio named above in subparagraph (a) except to the extent that said provisions (including those relating to the compensation payable by the Fund to Advisor) are modified with respect to such portfolio in writing by the Fund and Advisor at the time.

     2.  Sub-Contractors.  It is understood that Advisor will from time to time
         ---------------
employ or associate with such person or persons as Advisor may believe to be particularly fitted to assist it in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by Advisor and that Advisor shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as it is for its own acts and omissions.
Such person or persons shall be employed pursuant to sub-advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act.

     3.  Delivery of Documents.  The Fund has furnished Advisor with copies,
         ---------------------
properly certified or authenticated, of each of the following:

         (a) Resolutions of the Fund's Board of Trustees authorizing the appointment of Advisor as the Portfolio's advisor and approving this Agreement;

         (b) The Fund's Declaration of Trust as filed with the State Secretary of the Commonwealth of Massachusetts and the Boston City Clerk on July 24, 1992;

         (c)  The Fund's By-Laws;

         (d) The Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on August 11, 1992;

         (e) The Fund's Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and 1940 Act, as filed with the SEC on August 11, 1992, and all amendments thereto; and

         (f) The Fund's most recent prospectus(es) for the Portfolio (such prospectus(es) together with the related statement(s) of additional information, as currently in effect and all amendments and supplements thereto, are herein called "Prospectus").

     The Fund will furnish Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

     4.  Services.  Subject to the supervision of the Fund's Board of Trustees,
         --------
Advisor will (either directly or through the sub-advisors and other sub-contractors employed by it in accordance with Section 2 hereof) provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Advisor will (either directly or through the sub-advisors and other sub-contractors employed by it in accordance with Paragraph 2 hereof) determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio and will place the daily orders for the purchase or sale of securities. Advisor will provide the services rendered by it under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's Prospectus (as currently in effect and as it may be amended or supplemented from time to time) and the resolutions of the Fund's Board of Trustees. Advisor further agrees that it:

         (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

         (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. In addition, Advisor is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with Advisor, the sub-advisors or the Fund's distributor) in compliance with applicable law. In no instance, however, will the Portfolio's securities be purchased from or sold to Advisor, any sub-advisor, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

         (c) will maintain books and records with respect to the Portfolio's securities transactions and will furnish the Fund's Board of Trustees such periodic and special reports as the Board may request;

         (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When Advisor makes investment recommendations for the Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers, Advisor and the sub-advisors will not inquire or take into consideration whether securities of those customers are held by the Fund; and

         (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, the Portfolio and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     5.  Services Not Exclusive.  Advisor's services hereunder are not deemed to
         ----------------------
be exclusive, and Advisor shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     6.  Books and Records.  In compliance with the requirements of Rule 31a-3
         -----------------
under the 1940 Act, Advisor hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7.  Expenses.  During the term of this Agreement, Advisor will pay all
         --------
expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Portfolio.

     8.  Compensation.
         ------------

         (a) For the services provided and the expenses assumed pursuant to this Agreement the Fund will pay Advisor and Advisor will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rate: .095% of the Portfolio's average daily net assets. Prior to the requisite approval of this Agreement by the shareholders of the California Tax Exempt Portfolio, Advisor agrees to accept a fee from the Fund for its services hereunder with respect to the Portfolio at the level the Portfolio was required to compensate its previous investment adviser pursuant to its most recent investment advisory agreement. Such fee as is attributable to the Portfolio shall be a separate charge to the Portfolio and shall be the several (and not joint or joint and several) obligation of the Portfolio.

         (b) If in any fiscal year the aggregate expenses of the Portfolio (as defined under the securities regulations of any state having jurisdiction over the Portfolio) exceeds the expense limitations of any such state, Advisor will bear its share of the amount of such excess in proportion to the aggregate fees otherwise payable to it hereunder and to the Fund's administrator under its administration agreement with the Fund. The obligation of Advisor to reimburse the Fund under this Paragraph 8(b) is limited in any fiscal year to the amount of its fees otherwise payable hereunder attributable to the Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, Advisor shall reimburse the Fund for the full amount of its share of any such excess expenses regardless of the amount of fees otherwise payable to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Portfolio so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     9.  Limitation of Liability.  Advisor shall not be liable for any error of
         -----------------------
judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

     10.  Duration and Termination.  This Agreement will become effective as of
          ------------------------
the date hereof with respect to the Portfolio listed in Section 1(a) hereof and, with respect to any additional portfolio, on the date of receipt by the Fund of notice from Advisor in accordance with Section 1(b) hereof that Advisor is willing to serve as investment advisor with respect to such portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of such portfolio(s) in accordance with the requirements of the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect with respect to the Portfolio until December 1, 1997. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Portfolio for successive annual periods ending on December 1, provided such
                                                              --------
continuance is specifically approved at least annually (a) by vote of a majority of those members of the Fund's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Funds's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), or by Advisor on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms in the 1940 Act.)

     11.  Amendment of this Agreement.  No provision of this Agreement may be
          ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     12.  Release.  The names "The Arbor Fund" and "Trustees of The Arbor Fund"
          -------
refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated _____________ which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Arbor Fund" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

  13.  Miscellaneous.  This Agreement replaces any prior or contemporaneous
       -------------
agreements between the parties hereto regarding the California Tax Exempt Portfolio with respect to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and shall be governed by Delaware law.

     14.  Counterparts.  This Agreement may be executed in counterparts by the
          ------------
parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                     THE ARBOR FUND


                                     By:
                                        --------------------------
                                        Title:


                                     PNC INSTITUTIONAL
                                     MANAGEMENT CORPORATION


                                     By:
                                        --------------------------
                                        Title:

                                                                       EXHIBIT B
                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

     AGREEMENT made as of December 1, 1995 between THE ARBOR FUND, a Massachusetts business trust (the "Fund"), and PNC INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (the "Advisor").

     WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain Advisor to furnish investment advisory services to the Fund and Advisor is willing to so furnish such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.  Appointment.
         -----------

         (a) The Fund hereby appoints Advisor to act as investment advisor to the following investment portfolio of the Fund: Institutional Tax Free Portfolio (the "Portfolio"), for the period and on the terms set forth in this Agreement. Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         (b) In the event that the Fund establishes one or more portfolios other than the Portfolio with respect to which it desires to retain Advisor to act as investment adviser hereunder, the Fund shall notify Advisor in writing. If Advisor is willing to render such services under this Agreement it shall notify the Fund in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 10 hereof, such portfolio shall become a portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Portfolio named above in subparagraph (a) except to the extent that said provisions (including those relating to the compensation payable by the Fund to Advisor) are modified with respect to such portfolio in writing by the Fund and Advisor at the time.

     2.  Sub-Contractors.  It is understood that Advisor will from time to time
         ---------------
employ or associate with such person or persons as Advisor may believe to be particularly fitted to assist it in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by Advisor and that Advisor shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as it is for its own acts and omissions.
Such person or persons shall be employed pursuant to sub-advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act.

     3.  Delivery of Documents.  The Fund has furnished Advisor with copies,
         ---------------------
properly certified or authenticated, of each of the following:

         (a) Resolutions of the Fund's Board of Trustees authorizing the appointment of Advisor as the Portfolio's advisor and approving this Agreement;

         (b) The Fund's Declaration of Trust as filed with the State Secretary of the Commonwealth of Massachusetts and the Boston City Clerk on July 24, 1992;

         (c) The Fund's By-Laws;

         (d) The Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on August 11, 1992;

         (e) The Fund's Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and 1940 Act, as filed with the SEC on August 11, 1992, and all amendments thereto; and

         (f) The Fund's most recent prospectus(es) for the Portfolio (such prospectus(es) together with the related statement(s) of additional information, as currently in effect and all amendments and supplements thereto, are herein called "Prospectus").

     The Fund will furnish Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

     4.  Services.  Subject to the supervision of the Fund's Board of Trustees,
         --------
Advisor will (either directly or through the sub-advisors and other sub-contractors employed by it in accordance with Section 2 hereof) provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Advisor will (either directly or through the sub-advisors and other sub-contractors employed by it in accordance with Paragraph 2 hereof) determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio and will place the daily orders for the purchase or sale of securities. Advisor will provide the services rendered by it under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's Prospectus (as currently in effect and as it may be amended or supplemented from time to time) and the resolutions of the Fund's Board of Trustees. Advisor further agrees that it:

         (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

         (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. In addition, Advisor is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with Advisor, the sub-advisors or the Fund's distributor) in compliance with applicable law. In no instance, however, will the Portfolio's securities be purchased from or sold to Advisor, any sub-advisor, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

         (c) will maintain books and records with respect to the Portfolio's securities transactions and will furnish the Fund's Board of Trustees such periodic and special reports as the Board may request;

         (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When Advisor makes investment recommendations for the Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers, Advisor and the sub-advisors will not inquire or take into consideration whether securities of those customers are held by the Fund; and

         (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, the Portfolio and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     5.  Services Not Exclusive.  Advisor's services hereunder are not deemed to
         ----------------------
be exclusive, and Advisor shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     6.  Books and Records.  In compliance with the requirements of Rule 31a-3
         -----------------
under the 1940 Act, Advisor hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7.  Expenses.  During the term of this Agreement, Advisor will pay all
         --------
expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Portfolio.

     8.  Compensation.
         ------------

     (a) For the services provided and the expenses assumed pursuant to this Agreement the Fund will pay Advisor and Advisor will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rate: .095% of the Portfolio's average daily net assets. Prior to the requisite approval of this Agreement by the shareholders of the Institutional
Tax Free Portfolio, Advisor agrees to accept a fee from the Fund for its services hereunder with respect to the Portfolio at the level the Portfolio was required to compensate its previous investment adviser pursuant to its most recent investment advisory agreement. Such fee as is attributable to the Portfolio shall be a separate charge to the Portfolio and shall be the several (and not joint or joint and several) obligation of the Portfolio.

         (b) If in any fiscal year the aggregate expenses of the Portfolio (as defined under the securities regulations of any state having jurisdiction over the Portfolio) exceeds the expense limitations of any such state, Advisor will bear its share of the amount of such excess in proportion to the aggregate fees otherwise payable to it hereunder and to the Fund's administrator under its administration agreement with the Fund. The obligation of Advisor to reimburse the Fund under this Paragraph 8(b) is limited in any fiscal year to the amount of its fees otherwise payable hereunder attributable to the Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, Advisor shall reimburse the Fund for the full amount of its share of any such excess expenses regardless of the amount of fees otherwise payable to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Portfolio so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     9.  Limitation of Liability.  Advisor shall not be liable for any error of
         -----------------------
judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

     10.  Duration and Termination.  This Agreement will become effective as of
          ------------------------
the date hereof with respect to the Portfolio listed in Section 1(a) hereof and, with respect to any additional portfolio, on the date of receipt by the Fund of notice from Advisor in accordance with Section 1(b) hereof that Advisor is willing to serve as investment advisor with respect to such portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of such portfolio(s) in accordance with the requirements of the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect with respect to the Portfolio until December 1, 1997. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Portfolio for successive annual periods ending on December 1, provided such
                                                              --------
continuance is specifically approved at least annually (a) by vote of a majority of those members of the Fund's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Funds's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), or by Advisor on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms in the 1940 Act.)

     11.  Amendment of this Agreement.  No provision of this Agreement may be
          ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     12.  Release.  The names "The Arbor Fund" and "Trustees of The Arbor Fund"
          -------
refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated _____________ which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Arbor Fund" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

     13.  Miscellaneous.  This Agreement replaces any prior or contemporaneous
          -------------
agreements between the parties hereto regarding the Institutional Tax Free Portfolio with respect to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and shall be governed by Delaware law.

     14.  Counterparts.  This Agreement may be executed in counterparts by the
          ------------
parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                         THE ARBOR FUND


                                         By:
                                            --------------------------
                                            Title:


                                         PNC INSTITUTIONAL
                                         MANAGEMENT CORPORATION


                                         By:
                                            --------------------------
                                            Title: